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                       SECURITIES & EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934

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               Date of Report (Date of earliest event reported):
                               January 31, 2001

                     McCormick & Company, Incorporated
             (Exact name of registrant as specified in its charter)

           Maryland                   0-748               52-0408290
(State of other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)

          18 Loveton Circle
           Sparks, Maryland                            21152
(Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (410) 771-7301

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On January 31, 2001, we sold $150,000,000 of our 6.40% medium-term notes due February 1, 2006 (the "6.40% Medium-Term Notes") and $150,000,000 of our 6.80% medium-term notes due February 1, 2008 (the "6.80% Medium-Term Notes") in underwritten public offerings. We received approximately $148,801,500 in net proceeds (before expenses) from the offering of the 6.40% Medium-Term
Notes and approximately $149,004,000 in net proceeds (before expenses) from the offering of the 6.80% Medium-Term Notes.

     The offerings were made pursuant to Pricing Supplements dated
January 26, 2001 and filed with the SEC on January 31, 2001 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as part of our universal shelf registration statement on Form S-3 (Reg. No. 333-46490).

     Copies of the (1) Distribution Agreement, dated January 23, 2001, between McCormick and Goldman, Sachs & Co., (2) Terms Agreement, dated January 26, 2001, among McCormick and the Agents named therein, (3) global 6.40% medium-term note due 2006, (4) global 6.80% medium-term note due 2008,
(5) Indenture, dated as of December 5, 2000, between McCormick and SunTrust Bank, as trustee and (6) Opinion of Hogan & Hartson L.L.P. regarding the legality of the 6.40% Medium-Term Notes and the 6.80% Medium-Term Notes are enclosed as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 5, respectively, to this Current Report on Form 8-K, and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         1.1 Distribution Agreement, dated January 23, 2001, between McCormick and Goldman, Sachs & Co.

         1.2 Terms Agreement, dated January 26, 2001, among McCormick and the Agents named therein.

         4.1 Indenture, dated December 5, 2000, between McCormick and SunTrust Bank, as trustee.

         4.2  Global 6.40% medium-term note due 2006.

         4.3  Global 6.80% medium-term note due 2008.

         5 Opinion of Hogan & Hartson L.L.P. regarding the legality of the 6.40% Medium-Term Notes and the 6.80% Medium-Term Notes

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McCORMICK & COMPANY, INCORPORATED

Date: February 27, 2001                    By: /s/ Christopher J. Kurtzman
                                               --------------------------------
                                               Christopher J. Kurtzman
                                               Vice President & Treasurer



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                                 EXHIBIT INDEX

1.1 Distribution Agreement, dated January 23, 2001, between McCormick and Goldman, Sachs & Co.

1.2 Terms Agreement, dated January 26, 2001, among McCormick and the Agents named therein.

4.1 Indenture, dated December 5, 2000, between McCormick and SunTrust Bank, as trustee.

4.2  Global 6.40% medium-term note due 2006.

4.3  Global 6.80% medium-term note due 2008.

5 Opinion of Hogan & Hartson L.L.P. regarding the legality of the 6.40% Medium-Term Notes and the 6.80% Medium-Term Notes